                                                                 EXHIBIT (d)(19)

                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                        INVESTMENT MANAGEMENT AGREEMENT

                                    BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                            ANNUAL INVESTMENT
                          MANAGEMENT FEE (AS A
                       PERCENTAGE OF AVERAGE DAILY       LAST CONTINUED/
      SERIES*                 NET ASSETS)               APPROVED BY BOARD    REAPPROVAL DATE
-------------------   -----------------------------     -----------------   -----------------
ING Principal         Offering Phase           0.25%    February 25, 2003   September 1, 2003
Protection Fund       Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    November 2, 2001    September 1, 2003
Protection Fund II    Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    February 26, 2002   September 1, 2003
Protection Fund III   Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    May 24, 2002        September 1, 2003
Protection Fund IV    Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    August 20, 2002     September 1, 2003
Protection Fund V     Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.

                            ANNUAL INVESTMENT
                          MANAGEMENT FEE (AS A
                       PERCENTAGE OF AVERAGE DAILY       LAST CONTINUED/
      SERIES*                 NET ASSETS)               APPROVED BY BOARD    REAPPROVAL DATE
-------------------   -----------------------------     -----------------   -----------------
ING Principal         Offering Phase           0.25%    November 22, 2002   September 1, 2004
Protection Fund VI    Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    November 22, 2002   September 1, 2004
Protection Fund VII   Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    November 22, 2002   September 1, 2004
Protection Fund VIII  Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

ING Principal         Offering Phase           0.25%    November 22, 2002   September 1, 2004
Protection Fund IX    Guarantee Period         0.80%
                      Index Plus
                      LargeCap Period          0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.